UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant	X

Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
x	Definitive Information Statement

ADVANCED SERIES TRUST
(Name of Registrant As Specified In Its Charter)
(Name of Person(s) Filing Information Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
x	No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

April 13, 2016

To the Shareholders:

At a meeting held on November 17-18, 2015, the Board of Trustees (the Board) of Advanced Series Trust (AST or the Trust), approved new subadvisory agreements and terminating previous subadvisory agreements of the AST New Discovery Asset Allocation Portfolio (the Portfolio), a series of the Trust. Effective February 8, 2016, Affinity Investment Advisors, LLC (Affinity) replaced Security Investors, LLC (Security Investors) as the subadviser for the domestic large-cap value sleeve of the Portfolio (the Domestic Large-Cap Value Sleeve), and Boston Advisors, LLC (Boston Advisors) replaced Vision Capital Management, Inc. (Vision Capital) as the subadviser for the domestic large-cap growth sleeve of the Portfolio (the Domestic Large-Cap Growth Sleeve).

Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), as the investment managers of the Portfolio (collectively, the Manager), have: (i) entered into a new subadvisory agreement with Affinity with respect to the Domestic Large-Cap Value Sleeve of the Portfolio (the Affinity Agreement); (ii) terminated the subadvisory agreement with Security Investors with respect to the Domestic Large-Cap Value Sleeve of the Portfolio; (iii) entered into a new subadvisory agreement with Boston Advisors with respect to the Domestic Large-Cap Growth Sleeve of the Portfolio (the Boston Advisors Agreement, and together with the Affinity Agreement, the New Subadvisory Agreements); and (iv) terminated the subadvisory agreement with Vision Capital with respect to the Domestic Large-Cap Growth Sleeve of the Portfolio. The Portfolio’s subadvisory arrangements with its other subadvisers will not be affected by these subadviser replacements. The investment management agreement among PI, ASTIS and the Trust relating to the Portfolio will not change as a result of these subadviser replacements.

This information statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreements and provides you with an overview of their terms. PI and ASTIS will continue as the Portfolio’s investment managers. This information statement does not require any action by you. It is provided to inform you about the change in subadvisory arrangements.

By order of the Board,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTNDAAIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

655 Broad Street, 17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

April 13, 2016

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST New Discovery Asset Allocation Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager of Managers Order permits the Portfolio’s investment managers to hire new subadvisers that are not affiliated with the investment managers and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102-4077. Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of new subadvisory agreements for the Portfolio (the New Subadvisory Agreements, and each a New Subadvisory Agreement). At a regular meeting of the Board held on November 17-18, 2016 (the November Meeting), the Board, including a majority of the Trustees who were not parties to the New Subadvisory Agreements and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), unanimously approved: (i) a New Subadvisory Agreement between the Manager and Affinity Investment Advisors, LLC (Affinity) with respect to the domestic large-cap value sleeve (the Domestic Large-Cap Value Sleeve) of the Portfolio (the Affinity Agreement); (ii) the termination of the previous subadvisory agreement between the Manager and Security Investors, LLC (Security Investors) with respect to the Domestic Large-Cap Value Sleeve (the Security Investors Agreement). (iii) a New Subadvisory Agreement with Boston Advisors, LLC (Boston Advisors, and together with Affinity, the New Subadvisers) with respect to the domestic large-cap growth sleeve (the Domestic Large-Cap Growth Sleeve) of the Portfolio (the Boston Advisors Agreement); and (iv) the termination of the subadvisory agreement with Vision Capital Management, Inc. (the Vision Capital Agreement, and together with the Security Investors Agreement, the Prior Subadvisory Agreements) with respect to the Domestic Large-Cap Growth Sleeve. The New Subadvisory Agreements became effective as of February 8, 2016.

The New Subadvisory Agreements do not affect the arrangements with the other Portfolio subadvisers, which are:

C.S. McKee, LP (C.S. McKee)

EARNEST Partners, LLC (EARNEST)

Epoch Investment Partners, Inc. (Epoch Investment)

Longfellow Investment Management, Co., LLC (Longfellow)

Parametric Portfolio Associates LLC (Parametric)

Thompson, Siegel & Walmsley LLC. (TS&W)

The subadvisory agreements with each of the above listed subadvisers with respect to the Portfolio were each last approved by the Trustees, including the Independent Trustees, at an in-person meeting of the Board held on June 16, 2015.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about April 18, 2016 to shareholders investing in the Portfolio as of February 8, 2016.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENTS

Approval of the Affinity Agreement

As required by the 1940 Act, the Board of the Trust considered the proposed Affinity Agreement among PI, ASTIS and Affinity with respect to the Domestic Large-Cap Value Sleeve of the Portfolio. The Affinity Agreement relates to the appointment of Affinity to replace Security Investors as a subadviser to the Portfolio. The Board, including all of the Independent Trustees, met at the November Meeting and approved the Affinity Agreement for an initial two year period, after concluding that approval of the Affinity Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the Affinity Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Affinity Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Affinity; comparable performance information; the fees paid by the Manager to Affinity; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to Affinity. In connection with its deliberations, the Board considered information provided by the Manager and Affinity at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Affinity Agreement with respect to the Portfolio.

The Board determined that the overall arrangements between the Manager and Affinity are appropriate in light of the services to be performed and the fee arrangement under the Affinity Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Affinity Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Security Investors under the current subadvisory agreement and those that would be provided by Affinity under the proposed Affinity Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Security Investors and Affinity were each required to provide day-to-day portfolio management services and comply with all Portfolio policies, and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Affinity that would be responsible for a portion of the assets of the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Affinity. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to Affinity.

The Board received and considered information regarding the assets under management for both Security Investors and Affinity. The Board noted the Manager’s representation that the Portfolio is designed to provide access to boutique asset management firms and that the change from Security Investors to Affinity is consistent with that design.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about Affinity, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Affinity.

Performance

The Board received and considered information regarding the investment performance of other accounts managed by Affinity utilizing an investment strategy similar to the strategy to be used by Affinity for a portion of the assets of the Portfolio. The Board concluded that it was satisfied with the performance record of Affinity.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to Affinity under the Affinity Agreement. The Board considered that, based on the net assets of the Portfolio as of September 30, 2015, the effective subadvisory fee rate that would be paid to Affinity under the Affinity Agreement is lower than the effective subadvisory fee rate paid to Security Investors under the current subadvisory arrangement. The Board considered that subadvisory fees are paid by the Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the Portfolio or its shareholders. The Board considered that the Manager agreed to waive 0.0035% of its management fee through at least June 30, 2017, which would be in addition to the existing contractual management fee waiver of 0.009% that is contractually guaranteed through June 30, 2016. The Board noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of Affinity is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to Affinity

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Affinity in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Affinity were consistent with those generally derived by other subadvisers to the portfolios of AST, including the other subadvisers to the Portfolio, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by Affinity included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Affinity Agreement was in the best interests of the Portfolio and its beneficial shareholders.

The Affinity Agreement is attached as Exhibit A.

Approval of the Boston Advisors Agreement

As required by the 1940 Act, the Board of the Trust considered the proposed Boston Advisors Agreement among PI, ASTIS and Affinity with respect to the Domestic Large-Cap Growth Sleeve of the Portfolio. The Boston Advisors Agreement relates to the appointment of Boston Advisors to replace Vision Capital as a subadviser to the Portfolio. The Board, including all of the Independent Trustees, met at the November Meeting and approved the Boston Advisors Agreement for an initial two year period, after concluding that approval of the Boston Advisors Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the Boston Advisors Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Boston Advisors Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Boston Advisors; comparable performance information; the fees paid by the Manager to Boston Advisors; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to Boston Advisors. In connection with its deliberations, the Board considered information provided by the Manager and Boston Advisors at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Boston Advisors Agreement with respect to the Portfolio.

The Board determined that the overall arrangements between the Manager and Boston Advisors are appropriate in light of the services to be performed and the fee arrangement under the Boston Advisors Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Boston Advisors Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Vision Capital under the current subadvisory agreement and those that would be provided by Boston Advisors under the proposed Boston Advisors Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Vision Capital and Boston Advisors were each required to provide day-to-day portfolio management services and comply with all Portfolio policies, and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Boston Advisors that would be responsible for a portion of the assets of the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Boston Advisors. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to Boston Advisors.

The Board received and considered information regarding the assets under management for both Vision Capital and Boston Advisors. The Board noted the Manager’s representation that the Portfolio is designed to provide access to boutique asset management firms and that the change from Vision Capital to Boston Advisors is consistent with that design.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about Boston Advisors, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Boston Advisors.

Performance

The Board received and considered information regarding the investment performance of other accounts managed by Boston Advisors utilizing an investment strategy similar to the strategy to be used by Boston Advisors for a portion of the assets of the Portfolio. The Board concluded that it was satisfied with the performance record of Boston Advisors.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to Boston Advisors under the Boston Advisors Agreement. The Board considered that, based on the net assets of the Portfolio as of September 30, 2015, the effective subadvisory fee rate that would be paid to Boston Advisors under the Boston Advisors Agreement is lower than the effective subadvisory fee rate paid to Vision Capital under the current subadvisory arrangement. The Board considered that subadvisory fees are paid by the Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate will not change the investment management fee paid by the Portfolio or its shareholders. The Board considered that the Manager agreed to waive 0.0035% of its management fee through at least June 30, 2017, which would be in addition to the existing contractual management fee waiver of 0.009% that is contractually guaranteed through June 30, 2016. The Board noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of Boston Advisors is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to Boston Advisors

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Boston Advisors in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Boston Advisors were consistent with those generally derived by other subadvisers to the portfolios of AST, including the other subadvisers to the Portfolio, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by Boston Advisors included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Boston Advisors Agreement was in the best interests of the Portfolio and its beneficial shareholders.

The Boston Advisors Agreement is attached as Exhibit B.

Information about the New Subadvisers

Affinity, a registered investment adviser located at 18111 Von Karman Ave, Suite 550, Irvine, CA 92612. As of February 29, 2016, Affinity had approximately $1.3 billion in assets under management. Additional information relating to the management of Affinity and other funds managed by Affinity is set forth in Exhibit C.

Boston Advisors, a registered investment advisor located at One Liberty Square, 10th Floor, Boston, MA 02109. As of February 29, 2016, Boston Advisors had approximately $4.3 billion in assets under management. Additional information relating to the management of Boston Advisors and other funds managed by Boston Advisors is set forth in Exhibit D.

Terms of the New Subadvisory Agreements

With the exception of fees, the material terms of the New Subadvisory Agreements are substantially similar to the material terms of the Prior Subadvisory Agreements. Each New Subadviser is compensated by the Manager (and not the Portfolio) for the assets of the Portfolio it manages. The subadvisory fee rate under the Prior Subadvisory Agreements, the subadvisory fee rates under the New Subadvisory Agreements, and the fees paid to Security Investors and Vision Capital for the fiscal year ended December 31, 2015 are set forth below:

Portfolio Sleeve	Prior Subadvisory Fee Rates	New Subadvisory Fee Rates	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2015
Domestic Large-Cap Value	Security Investors 0.25 of sleeve average daily Net Assets to $250 million; 0.20% of sleeve average daily net assets over $250 million;	Affinity 0.25% of sleeve average daily net assets to $75 million; 0.225% of sleeve average daily net assets over $75 million to $150 million; 0.20% of sleeve average daily net assets over $150 million to $250 million; 0.19% of sleeve average daily net assets over $250 million	$303,236
Domestic Large-Cap Growth	Vision Capital 0.35% of sleeve average daily net assets to $50 million; 0.25% of sleeve average daily net assets over $50 million to $100 million; 0.20% of sleeve average daily net assets over $100 million	Boston Advisors 0.325% of sleeve average daily net assets to $50 million; 0.225% of sleeve average daily net assets over $50 million to $100 million; 0.20% of sleeve average daily net assets over $100 million to $250 million; 0.185% of sleeve average daily net assets over $250 million	$290,504

The New Subadvisory Agreements provide, as did Prior Subadvisory Agreements, that subject to the supervision of the Manager and the Board, the New Subadvisers are responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the New Subadvisers will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports as the Board may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) each New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust’s Management Agreement with the Manager, and (iii) each New Subadvisory Agreement may be terminated at any time by the relevant New Subadviser or by the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, each New Subadviser will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

Information about Other Subadvisers and Subadvisory Agreements

Affinity and Boston Advisors subadvise the Portfolio along with other subadvisers. The Board approved the subadvisory agreements with the other subadvisers to the Portfolio at an in-person meeting of the Board held on June 16, 2015.

The subadvisory agreements with the other subadvisers to the Portfolio, which are not affected by the New Subadvisory Agreements, provide for compensation as shown in the table below.

Subadviser	Fee Rate	Subadvisory Fees paid for the most recently completed Fiscal Year Ended December 31, 2015
C.S. McKee	0.20% of sleeve average daily net assets to $100 million; 0.150% of sleeve average daily net assets over $100 million to $200 million; 0.10% of sleeve average daily net assets over $200 million	$192,442
EARNEST	0.45% of sleeve average daily net assets	$201,909
Epoch Investment	0.275% of sleeve average daily net assets to $1 billion; 0.20% of sleeve average daily net assets over $1 billion	$350,884
Longfellow	0.20% of sleeve average daily net assets to $100 million; 0.18% of sleeve average daily net assets over $100 million to $200 million; 0.16% of sleeve average daily net assets over $200 million	$218,074
Parametric	0.10% of sleeve average daily net assets	$74,161
TS&W	0.40% of sleeve average daily net assets to $500 million; 0.350% of sleeve average daily net assets over $500 million	$370,153

MANAGEMENT OF THE TRUST

The Manager

The Trust is managed by PI and ASTIS, 655 Broad Street, 17th Floor, Newark, NJ 07102.

As of February 29, 2016, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $233.3 billion. PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

As of February 29, 2016, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $118.2 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential.

Terms of the Management Agreement

Pursuant to the Management Agreement with the Trust (the Management Agreement), the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on June 16, 2015.

The Manager is specifically responsible for overseeing and managing the Portfolio and the New Subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and the New Subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios of the Trust, and other legal and compliance matters. The Manager utilizes the Strategic Investments Research Group (SIRG), a unit of PI, to assist the Manager in regularly evaluating and supervising the Portfolio and the New Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PI that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the New Subadvisers. The Manager utilizes this data in directly overseeing the Portfolio and the New Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust’s custodian (the Custodian), and the Trust’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•	furnishing of office facilities;
•	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
•	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
•	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
•	monitoring, together with the New Subadvisers, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;
•	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
•	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
•	preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-Q;
•	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
•	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
•	organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•	the salaries and expenses of all of their and the Trust’s personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the New Subadvisers;
•	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust as described below;
•	the fees, costs and expenses payable to the New Subadvisers pursuant to the New Subadvisory Agreements; and

•	with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the New Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
•	the fees and expenses of Trustees who are not affiliated persons of the Manager or the New Subadvisers;
•	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;
•	the charges and expenses of the Trust’s legal counsel and independent auditors;
•	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
•	all taxes and corporate fees payable by the Trust to governmental agencies;
•	the fees of any trade associations of which the Trust may be a member;
•	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
•	the cost of fidelity, directors and officers and errors and omissions insurance;
•	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;
•	allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and
•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

The Management Agreement provides that the Manager will not be liable for any error of judgment by PI or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For its services, the Portfolio compensates the Manager as follows:

Portfolio	Investment Management Fee Rate*	Aggregate Investment Management Fees for the most recently completed fiscal year
AST New Discovery Asset Allocation Portfolio	0.6825% of Portfolio’s average daily net assets to $300 million; 0.6725% on next $200 million of average daily net assets; 0.6625% on next $250 million of average daily net assets; 0.6525% on next $2.5 billion of average daily net assets; 0.6425% on next $750 million of average daily net assets; 0.6225% on next $2 billion of average daily net assets; 0.5925% on next $4 billion of average daily net assets; 0.5725% over $10 billion of average daily net assets	$5,678,033

* The Manager has contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

Directors and Officers of PI and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive officer of PI is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PI are also officers or directors of either of the New Subadvisers.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883. None of the officers or directors of ASTIS are also officers or directors of either of the New Subadvisers.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin	Director and Executive Vice President	Director and Executive Vice President (since September 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).
Timothy S. Cronin	President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).
Lori D. Fouche	Director and Executive Vice President	Director and Executive Vice President (since December 2015) of AST Investment Services, Inc.; Senior Vice President (since May 2014) of The Prudential Insurance Company of America.

Set forth below is a list of the officers of the Trust who are also officers or directors of PI and/or ASTIS.*

Name	Position with Trust	Position with PI	Position with ASTIS
Deborah A. Docs	Secretary	Assistant Secretary and Vice President	N/A
Chad Earnst	Chief Compliance Officer	Chief Compliance Officer	N/A
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President	N/A
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary	Corporate Counsel, Vice President and Secretary
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A

M. Sadiq Peshimam	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Senior Vice President	Assistant Treasurer and Vice President

*Excludes Mr. Cronin, who is a director of ASTIS and serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Portfolio’s securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), Prudential Tower, 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the Distribution Agreement, the Portfolio is subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolios incurred the following approximate amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST New Discovery Asset Allocation Portfolio	$1,334,129

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following brokerage commission to affiliated broker dealers:

Portfolio	Amount Paid
AST New Discovery Asset Allocation Portfolio	None

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit E to this Information Statement.

Deborah A. Docs
Secretary

Dated: April 13, 2016

EXHIBIT A

ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 14th day of December, 2015 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and Affinity Investment Advisors, LLC, a California limited liability company (Affinity or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v) The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.
(a) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(b) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c) In the event that the Subadviser engages in conduct that requires it to be registered with the Commodity Futures Trading Commission (the CFTC) and/or the National Futures Association (the NFA), the Subadviser will promptly become registered with the CFTC and/or the NFA, as the case may be and upon registration, shall continue to maintain such registration and membership in good standing during the term of this Agreement. Further, if the Subadviser becomes registered with the CFTC and/or the NFA, the Subadviser agrees that it will notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(d) In connection with its duties under this Agreement, where applicable, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(e) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in

Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(f) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(g) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(h) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(i) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j) The Subadviser shall comply with the Trust’s Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(k) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the

Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 18111 Von Karman Avenue, Suite 550, Irvine, CA 92612, Attention: Gregory R. Lai.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: /s/Bradley Tobin

Name: Bradley Tobin

Title: Vice President

AST INVESTMENT SERVICES, INC.

By: /s/Bradley Tobin

Name: Bradley Tobin

Title: Vice President

Affinity Investment Advisors, LLC

By: /s/Jeffrey L. Randolph

Name: Jeffrey L. Randolph

Title: Chief Financial Officer

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Affinity Investment Advisors, LLC, Prudential Investments LLC and AST Investment Services, Inc. will pay Affinity Investment Advisors, LLC an advisory fee on the net assets managed by Affinity Investment Advisors, LLC that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee for the Portfolio*
AST New Discovery Asset Allocation Portfolio

0.25% of average daily net assets to $75 million;

0.225% of average daily net assets over $75 million to $150 million;

0.20% of average daily net assets over $150 million to $250 million; and

0.19% of average daily net assets over $250 million.

* In the event Affinity Investment Advisors, LLC invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Affinity Investment Advisors, LLC will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Affinity Investment Advisors, LLC with respect to the Portfolio assets invested in such acquired fund.  Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: December 14, 2015

EXHIBIT B

ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of December, 2015 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and Boston Advisors, LLC, a Delaware limited liability company (Boston Advisors or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v) The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things,

(i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In the event that the Subadviser engages in conduct that requires it to be registered with the Commodity Futures Trading Commission (the CFTC) and/or the National Futures Association (the NFA), the Subadviser will promptly become registered with the CFTC and/or the NFA, as the case may be and upon registration, shall continue to maintain such registration and membership in good standing during the term of this Agreement. Further, if the Subadviser becomes registered with the CFTC and/or the NFA, the Subadviser agrees that it will notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e) In connection with its duties under this Agreement, where applicable, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(h) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(i) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k) The Subadviser shall comply with the Trust’s Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 1 Liberty Square, Boston, MA 02109, Attention: Mr. Michael Vogelzang.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: /s/Bradley Tobin

Name: Bradley Tobin

Title: Vice President

AST INVESTMENT SERVICES, INC.

By: /s/Bradley Tobin

Name: Bradley Tobin

Title: Vice President

BOSTON ADVISORS, LLC

By:/s/Michael J. Vogelzang, CFA

Name: Mr. Michael J. Vogelzang, CFA

Title: President and Chief Investment Officer

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Boston Advisors, LLC, Prudential Investments LLC and AST Investment Services, Inc. will pay Boston Advisors, LLC an advisory fee on the net assets managed by Boston Advisors, LLC that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee for the Portfolio*
AST New Discovery Asset Allocation Portfolio

0.325% of average daily net assets to $50 million;

0.225% of average daily net assets over $50 million to $100 million;

0.200% of average daily net assets over $100 million to $250 million;

0.185% of average daily net assets over $250 million.

* In the event Boston Advisors, LLC invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Boston Advisors, LLC will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Boston Advisors, LLC with respect to the Portfolio assets invested in such acquired fund.  Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: December 7, 2015

EXHIBIT C

MANAGEMENT OF AFFINITY INVESTMENT ADVISORS, LLC

Affinity Investment Advisors, LLC (Affinity), founded on July 1, 1992, is an employee-owned investment firm located in Irvine, California. As of February 29, 2016, Affinity manages $1.3 billion in assets.

The table below lists the name, address, and position for Affinity’s principal executive officer and each director.

Name & Address*	Position
Gregory R. Lai	Chief Executive Officer and Chief Investment Officer
Jeffrey L. Randolph	Chief Financial Officer and Chief Compliance Officer

* The principal mailing address of each officer and director is 18111 Von Karman Ave, Suite 550, Irvine, CA 92612.

COMPARABLE FUNDS FOR WHICH AFFINITY SERVES

AS ADVISER OR SUBADVISER

Fund	Net Assets (as of 1/31/2016)	Fee Paid to Affinity
Affinity Small Cap Fund	$5,000,000	0.80% on average daily net assets

The following table lists certain information regarding comparable funds to which Affinity provides investment advisory services, other than the Portfolio:

EXHIBIT D

MANAGEMENT OF BOSTON ADVISORS, LLC, INC.

Boston Advisors, LLC (Boston Advisors), founded in 1982, is a privately-held, majority employee-owned investment adviser located in Boston, Massachusetts. As of February 29, 2016, Boston Advisors manages $4.3 billion in assets.

The table below lists the name, address, and position for Boston Advisors’ principal executive officer and each director.

Name & Address*	Position
Michael J. Vogelzang, CFA	President and Chief Investment Officer
Tanya A. Kerrigan, JD	General Counsel and Chief Compliance Officer
Richard Shea	Chief Financial Officer
Peter Anderson	Chief Marketing Officer

* The principal mailing address of each officer and director is One Liberty Square, 10th Floor, Boston, MA 02109.

COMPARABLE FUNDS FOR WHICH BOSTON ADVISORS SERVES

AS ADVISER OR SUBADVISER

Fund	Net Assets (as of 1/31/2016)	Fee Paid to Boston Advisors
MONY RPT Equity Growth Fund	$42,259,792.43	0.30% of average daily net assets to $100,000; 0.25% of average daily net assets over $100,001 to $ 200,000; 0.20% over $200,001
Knights of Columbus Supreme Council – Large Cap Growth	$73,852,155.40	0.65% of average daily net assets to $25 million; 0.60% of average daily net assets over $25 million to $50 million 0.55% of average daily net assets over $50 million
Knights of Columbus Employees’ Pension Plan – Large Cap Growth	$30,957,879.47	0.65% of average daily net assets to $25 million; 0.60% of average daily net assets over $25 million to $50 million; 0.55% of average daily net assets over $50 million
Village of Arlington Heights Police Department Pension Plan	$13,220,954.93	0.50% of average daily net assets
City of Attleboro	$11,149,941.59	0.40% of average daily net assets
Nationwide Growth Fund	$198,858,982.74	0.40% of average daily net assets
City of Anniston Police and Firefighters Retirement Plan	$4,186,242.80	0.40% of average daily net assets
Diocese of San Diego Pension – Large Cap Growth	$7,071,867.58	0.425% of average daily net assets
Archdiocese of Oklahoma City	$8,302,068.48	0.60% of average daily net assets
The Society of the Four Arts	$3,916,880.20	0.65% of average daily net assets

Knights of Columbus Large Cap Growth Fund	$21,104,979.19	0.35% of average daily net assets
Diocese of Sand Diego Char. Priests	$2,640,911.76	0.55% of average daily net assets
Nationwide NVIT Growth Fund	$175,601,795.97	0.23% of average daily net assets to $500 million; 0.19% of average daily net assets over $500 million to $1 billion; 0.165% of average daily net assets over $1 billion
Nationwide NVIT Large Cap Growth Fund	$1,251,909,283.58	0.23% of average daily net assets to $500 million; 0.19% of average daily net assets over $500 million to $1 billion; 0.165% of average daily net assets over $1 billion

EXHIBIT E

SHAREHOLDER INFORMATION

As of April 1, 2016, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of April 1, 2016, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST New Discovery Asset Allocation Portfolio	Pruco Life Insurance Company PLAZ Annuity	Attn: Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102	37,758,638.458/68.17%
	Pru Annuity Life Assurance Corp PALAC - Annuity	Attn: Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102	13,351,598/24.43%
	Pruco Life Insurance Company PLNJ Annutiy	Attn: Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102	3,944,043/7.12%

ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding a new subadvisory agreement for the AST New Discovery Asset Allocation Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the new subadviser and subadvisory agreement.

As discussed in the Information Statement, at a meeting held on November 17-18, 2015, the Board of Trustees of the Trust approved : (i) a new subadvisory agreement among Prudential Investments LLC (PI), AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) and Affinity Investment Advisors, LLC (Affinity) with respect to the domestic large-cap value sleeve (the Domestic Large-Cap Value Sleeve) of the Portfolio; (ii) the termination of the previous subadvisory agreement between the Manager and Security Investors, LLC with respect to the Domestic Large-Cap Value Sleeve; (iii) a new subadvisory agreement between the Manager and Boston Advisors, LLC (Boston Advisors) with respect to the domestic large-cap growth sleeve (the Domestic Large-Cap Growth Sleeve) of the Portfolio; and (iv) the termination of the subadvisory agreement with Vision Capital Management, Inc. with respect to the Domestic Large-Cap Growth Sleeve. The New Subadvisory Agreements became effective as of February 8, 2016.

PI and ASTIS are the co-investment managers to the Portfolio. The investment management agreement between the Manager and the Trust relating to the Portfolio will not change as a result of the addition of Affinity and Boston Advisors as subadvisers to the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about April 18, 2016 to all shareholders of record as of the close of business on February 8, 2016. A copy of the Information Statement will remain on the Portfolio’s website until July 18, 2016.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 665 Broad Street 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until July 18, 2016. To ensure prompt delivery, you should make your request no later than July 8, 2016. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only and you are not required to take any action.

ASTNDAAIS